                                                                    Exhibit 10.4

                              AGREEMENT OF LEASE

                                Office Building

THIS AGREEMENT OF LEASE by and between Liberty Property Limited Partnership
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organized and existing under the laws of Pennsylvania (herein call "Landlord")
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and Premier Solutions Ltd., a Corporation organized and existing under the laws
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of Pennsylvania (herein called "Tenant").
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                                  WITNESSETH:

1. PREMISES. As used in this Article the term building shall mean the building(s) containing approximately 25,000 rentable square feet (herein called
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the "Building") on a tract of land (herein called the "Lot") located at 325
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Technology Drive  Malvern, PA  19355 (the Building, the Lot and any other
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improvements therein being herein collectively called the "Property").  Landlord does hereby demise and let unto Tenant and Tenant does hereby lease and take from Landlord (or the term and upon the terms, covenants, conditions and provisions set forth herein all that certain portion of the Building containing

25,000 square feet as shown outlined in red on Exhibit "A" hereto which shall be
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completed in accordance with Article 2 hereof having a street address of 325
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Technology Drive  Malvern, PA  19355 (herein called the "Premises") together
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with the right to use driveways, sidewalks and loading and parking areas, lobbies hallways and other common area facilities.

*See attached Article 34.

3.  TERM.    The term of this lease shall commence on the earlier of substantial completion or September 1 (herein called the "Commencement Date"). If the date of substantial completion is delayed as a result of changes requested by Tenant, the term of the lease shall commence as if the premises were substantially complete on the originally scheduled date, as extended for reasons other than those caused by Tenant. Unless sooner terminated in accordance with the terms hereof, the term of this lease shall end without the necessity for notice from either party to the other at 12:01 a.m. local time on April 1, 2001 (herein called the "Expiration Date").

4. USE OF PREMISES. Tenant shall occupy the Premises throughout the term and shall use the same for and only for general office purposes. The building is designed to normal office building standards for floor-loading capacity. Tenant shall not use the Premises in such a way as to exceed such load limits.

5.  RENT.

     (a)  MINIMUM ANNUAL RENT.  Tenant shall pay a minimum annual rent of See
                                                                          ---
Attached Article 33  without notice of demand, and without setoff, in equal
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monthly installments of See Attached Article 33 in advance, on the first day of
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each calendar month during the term of this lease.  Provided, however, that rent for the first full month shall be paid upon the signing of this lease. If the Commencement Date shall fall on a day other than the first day of a calendar month, the rent shall be apportioned pro rata on a per diem basis for the period between the Commencement Date and the first day of the following calendar month
and such apportioned sum shall be paid on such Commencement Date.   In addition,
Tenant shall pay Landlord without setoff the additional rent as hereinafter set forth. Unless otherwise specifically provided, all sums shall be paid to Landlord at the address given in Article 30 hereof.

     (b) BASE OPERATING COST. In addition to the minimum annual rent, Tenant shall pay annually Eighty One Thousand Two Hundred Fifty Dollars and 00/100
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($81,250.00) herein called the "Base Operating Cost" in equal monthly
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installments concurrent with and in the same manner as Tenant's payment of the minimum annual rent and adjustments thereto. The Base Operating Cost represents Landlord's estimate of Tenant's share of the annual operating costs for the 1995 calendar year: to the extent the Base Operating Cost exceeds Tenant's share of the annual operating costs as calculated for any given calendar year, Landlord shall credit such excess to Tenant's account for the following year.

     (c)  ADDITIONAL RENT.

     (i) ANNUAL OPERATING COSTS. As used herein the term "annual operating costs" shall mean the costs to Landlord of operating and maintaining the Property during each calendar year of the term. Such costs shall include by way of example rather than limitation: insurance premiums, fees, impositions, costs for repairs, maintenance, service contracts, management fees, governmental permits, overhead expenses, and the costs of any other items attributable to operating or maintaining any or all of the Property excluding any costs which under generally accepted accounting principles are capital expenditures.

     (ii) COMPOSITION OF TENANT'S SHARE OF ANNUAL OPERATING COSTS. After the end of each calendar year of the term, Landlord shall compute Tenant's share of the annual operating costs described in Paragraph 5 (d) (i) incurred during such calendar year by (A) calculating an appropriate adjustment, using generally accepted accounting principles to avoid allocating to Tenant or to any other tenant (as the case may be) those specific costs which Tenant or any other tenant has agreed to pay; (B) calculating an appropriate adjustment, using generally accepted accounting principles, to avoid allocating to any vacant space those specific costs which were not incurred for such space; and (C) multiplying the adjusted annual operating costs by a fraction, the numerator of which shall be the square foot area of the Premises and the denominator of which shall be the rentable square foot area of the Building.

     (iii) PAYMENTS. Tenant, promptly upon being billed therefor, shall pay to Landlord as additional rent the amount by which Tenant's share of the annual operating costs exceeds the Base Operating Cost. If only part of any calendar year shall fall within the term, the amount computed as additional rent with respect to such calendar year under the foregoing provisions shall be prorated in proportion to the portion of such calendar year falling within the term. The expiration of the term prior to the end of such calendar year shall not impair Tenant's obligation to pay such prorated portion as aforesaid. Notwithstanding the foregoing provisions of this Article to the contrary, Landlord shall have the right, at its option, to make from time to time during the term a reasonable estimate of the additional rent which may become due hereunder with respect to any calendar year, and to require Tenant to pay to Landlord, at the time the monthly installments of minimum annual rent are payable, an amount equal to the sum obtained by dividing the estimate of the additional rent by the number of months remaining in such year. Landlord shall cause the actual amount of Tenant's share of the annual operating costs to be computed and certified to Tenant within one hundred and twenty (120) days following the end of such calendar year, and Tenant or Landlord, as the case may be, shall within ten (10) days of receipt of the certification thereof pay to the other the amount of any deficiency or overpayment then due from one to the other. In lieu thereof, at Landlord's option, Landlord may credit Tenant's account for any overpayment. Tenant shall have the right to inspect the books and records used by Landlord in calculating the annual operating costs within sixty (60) days of receipt of the certification during regular business hours after having given Landlord written notice at least forty-eight (48) hours prior thereto; provided, however, that Tenant shall make all payments of additional rent without delay, and that Tenant's obligation to pay such additional rent shall not be contingent on any such right.

     (d) EXEMPTION FROM TAXATION. It is contemplated by the parties hereto that the construction of the Premises will be financed by a lender in such a way that the interest payable upon such loan will be exempt from taxation under Subtitle "A" of the United States Internal Revenue Code of 1954, as amended. Tenant hereby agrees not to do anything which would endanger the tax exempt status of the interest referred to herein, and agrees to file with the Internal Revenue Service, as and when applicable, from time-to-time, such statements, applications, elections or other written filings necessary to establish and/or maintain the tax exempt status of the interest referred to herein, and to certify to such lender information pertinent to the exemption. Based upon such expectation and the continued exemption of the interest from federal income taxation, rent shall be paid at the rates set forth hereinabove; provided, however, that if as at any time (including after repayment of all principal) the interest is no longer exempt from federal income taxation as a result of any action or failure to act by Tenant, then the minimum annual rent payable hereunder shall be increased, retroactively, if necessary, from the date such interest shall have ceased being exempt and for the remainder of the term hereof, by the amount by which such minimum annual rent is exceeded by the amount which bears the same ratio to such minimum annual rent as the constant monthly payment to Landlord's lender after the interest is no longer exempt bears to the constant monthly payment to any lender while the interest is exempt.

6. IMPOSITIONS. As used in this lease the term "Impositions" refers to all levies, taxes, assessment and all charges, imposes or burdens of whatsoever kind and nature, ordinary or extraordinary, which are applicable to the term of this lease, and which are assessed or imposed by any federal, state or municipal government or public authority, or under any law, ordinance or regulation thereof, or pursuant to any recorded covenants or agreements upon or with respect to the Property or any part thereof, any improvements thereto or this lease. Tenant shall pay to Landlord with the monthly payment of minimum annual rent any imposition imposed directly upon this lease or the rent payable hereunder or amounts payable by any subtenants. Nothing herein contained shall be interpreted as requiring Tenant to pay any income, excess profits, corporate capital stock or franchise tax imposed or assessed upon Landlord, unless such tax or any similar tax is levied or assessed, in lieu of all or any part of any currently existing imposition
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or an increase in any currently existing imposition. If under these requirements of any state or local law with respect to such new method of taxation, Tenant is prohibited from paying such new imposition, Landlord may, at its election, terminate this lease by giving written notice thereof to Tenant.

7.  INSURANCE.   (a)  SEE ATTACHED ARTICLE 37

     (b) LIABILITY. Tenant, at Tenant's sole cost and expense, shall maintain and keep if effect throughout the term insurance against liability for bodily injury (including death) or property damage in or about the Premises or the Property under a policy of comprehensive general public liability insurance, with such limits as to each as may be reasonably required by Landlord from time to time, but not less than $500,000 for each person and $1,000,000 for each occurrence of bodily injury (including death) and $500,000 for property damage. The policies of comprehensive general public liability insurance shall name Landlord and Tenant as the insured parties. Each such policy shall provide that it shall not be cancelable without at least thirty (30) days prior written notice to Landlord and to any mortgagee named in an endorsement thereto and shall be issued by an insurer and in a form satisfactory to Landlord. At least ten (10) days prior to the Commencement Date, a certificate of insurance shall be delivered to Landlord. If Tenant shall fail, refuse or neglect to obtain or to Maintain any insurance that it is required to provide or to furnish Landlord with satisfactory evidence of coverage on any such policy, Landlord shall have the right to purchase such insurance. All such payments made by Landlord shall be recoverable by Landlord from Tenant, together with interest thereto additional rent promptly upon being billed therefor.

     (c) WAIVER OF SUBROGATION. Each of the parties hereto hereby releases the other, to the extent of the releasing party's insurance coverage, from any and all liability for any loss or damage covered by such insurance which may be inflicted upon the property of such party even if such loss or damage shall be brought about by the fault or negligence of the other party, its agents or employees; provided, however, that this release shall be effective only with respect to loss or damage occurring during rush time as the appropriate policy of insurance shall contain a clause to the effect that this release shall not affect said policy or the right of the insured to recover thereunder. If any policy does not permit such a waiver, and if the party to benefit therefrom requests that such a waiver be obtained, the other party agrees to obtain an endorsement to its insurance policies permitting such waiver of subrogation if it is available. If an additional premium is charged for such waiver, the party benefiting therefrom agrees to pay the amount of such additional premium promptly upon being billed therefor.

     (d) INCREASE OF PREMIUMS. Tenant will not do anything or fail to do anything which will cause the cost of Landlord's insurance to increase or which will prevent Landlord from procuring policies (including but not limited to public liability) from companies and in a form satisfactory to Landlord. If any breach of this Paragraph (d) by Tenant shall cause the rate of fire or other insurance to be increased, Tenant shall pay the amount of such increase as additional rent promptly upon being billed therefor.

8.  REPAIRS AND MAINTENANCE.  (a)  See Attached Article 38

     (b) Tenant, as its sole cost and expense and throughout the term of this lease, shall keep and maintain the Premises in a neat and orderly condition.

     (c) Landlord, throughout the term of this lease, shall make all necessary repairs to the Premises and other improvements located on the Property; provided, however, that Landlord shall have no responsibility to make any repairs unless and until Landlord receives written notice of the need for such repair. Landlord shall keep and maintain a common area of the Property and any sidewalks, parking areas, curbs and access ways adjoining the Property in a clean and orderly condition, free of accumulation of dirt, rubbish, snow and ice, and shall keep and maintain all landscaped areas in a neat and orderly condition.

     (d) Repairs and replacements to the Premises and the Property arising out of or caused by Tenant's use, manner of use or occupancy of the Premises or by Tenant's installation in or upon the Premises or by any act or omission of Tenant or any employee, agent, contractor, or invitee of Tenant shall be made at the sole cost and expense of Tenant. Tenant shall not bear the expense of any repairs or replacements to the Premises or the Property arising out of or caused by any other Tenant's use, manner of use or occupancy of the Property or by any other Tenant's installation in or upon the Property, or by any act or omission of any other Tenant or any other Tenant's employees, agents, contractors or invitees.

9. UTILITIES. Tenant shall be solely responsible for and shall pay promptly to the appropriate service provider all rates, costs, charges for water service, sewer service, gas, electricity, light, heat, [unintelligible] power, telephone and other community services and any and all other utilities or services rendered or supplied upon or in connection with the Premises.

10. JANITORIAL SERVICES. Tenant to be responsible for janitorial services and trash removal, with a vendor to be approved by Landlord, in advance.

11.  GOVERNMENTAL REGULATIONS.

     (a) Tenant shall not violate any laws, ordinances, notices, orders, rules, regulations or requirements of any federal, state or municipal government or any department , commission, board or officer thereof, or of the National Board of Fire Underwriters or any other body exercising similar functions, relating to the Premises or to the use or manner of use of the Property.

     (b) Tenant shall pay a pro rata share of capital improvements which Landlord shall install or construct in compliance with governmental requirements or as energy saving devices. Such pro rata share shall be determined as if such capital improvement had a useful life of ten (10) years and that Tenant shall only have to pay for the portion of the useful life of the capital improvement which falls within the term or any extended term of this lease. Tenant shall thus make payments in equal annual installments for such capital improvements each annual payment to be equal to Tenant's share of one-tenth (1/10) of the cost of the capital improvement, including any interest or finance charges thereon until the term or any renewal thereof shall expire or until the cost of the improvement has been fully paid for, whichever shall first occur; such payments shall be computed by Landlord at the time of installation of the capital improvement in the same manner as Landlord makes computations of tenant's share of the annual operating costs pursuant to Paragraph 5 (d)(ii) hereof. (SEE ATTACHED ARTICLE 35)

12. SIGNS. Landlord will place Tenant's name and suite number on the Building standard sign. Except for signs which are located wholly within the interior of the Premises and which are not visible from the exterior of the Premises, no signs shall be placed, erected, maintained or painted at any place upon the Premises or the Property.

13.  ALTERATIONS, ADDITIONS AND FIXTURES.

     (a) Subject to the provisions of Article 14 hereof, Tenant shall have the right to install in the Premises any trade fixtures from time to time during the term of this lease; provided, however, that no such installation or removal thereof shall affect the structural portion of the Premises and that Tenant shall repair and restore any damage or injury to the Premises or the Property caused thereby.

     (b) Tenant shall not make or permit to be made any alterations, improvements or additions to the Premises or Property without on each occasion first presenting to Landlord plans and specifications therefor and obtaining Landlord's prior written consent thereto. Landlord shall respond in a timely manner. If Landlord shall consent to any such proposed alterations, improvements or additions, then Tenant shall make the proposed alteration, improvements and additions at Tenant's sole cost and expense provided that (i) Tenant supplies any necessary permits and certificates of insurance therefor;
(ii) such alterations and improvements do not impair the structural strength of the Building or any other improvements or reduce the value of the Property;
(iii) Tenant shall take or cause to be taken all steps that are required by
Article 14 hereof and that are required or permitted by law in order to avoid the imposition of any mechanic's, laborer's or materialman's lien upon the Premises, Building or Lot; (iv) Tenant shall use a contractor approved by Landlord; and (v) the occupants of the Building and of any adjoining real estate owned by Landlord are not annoyed or disturbed by reason thereof. Any and all alterations, improvements and additions to the Property which are constructed, installed or otherwise made by Tenant shall be the property of Tenant until the expiration or sooner termination of this lease; at that time all such alterations and additions shall remain on the Property and become the property of Landlord without payment therefor by Landlord; unless, upon the termination of this lease, Landlord shall give written notice to Tenant to remove the same; in which event Tenant will remove such alterations, improvements and additions, and repair and restore any damage to the Property caused by the installation or removal thereof; however, upon Tenant's request, Landlord will exercise this option at the time approval is given for the alterations, improvements, and additions.

14. MECHANIC'S LIENS. Tenant shall promptly pay contractors and materialmen who supply labor, work or materials to Tenant at the Premises or the Property so as to minimize the utility of a lien attaching to the Premises or the Property. Tenant shall take all steps permitted by lease in order to avoid the imposition to any mechanic's, laborer's or materialman's lien upon the Premises, the Property or the Lot. Should any such lien or notice of lien be filed for work performed for Tenant other than by Landlord, Tenant shall bond against or discharge the same within fifteen (15) days after the lien or claim is filed or formal notice of said lien or claim has been issued regardless of the validity of such lien or claim. Nothing in this lease is intended to authorize Tenant to do or cause any work or labor to be done or any materials to be supplied for the account of Landlord, all of the same to be solely for Tenant's account and as Tenant's risk and expense. Throughout this lease the term "mechanic's lien" is used to include any lien, encumbrance or charge levied or imposed upon the Premises or the Property or any interest therein or income therefrom on account of any mechanic's, laborer's or materialman's lien or arising out of any debt or liability to or any claim or demand of any contractor, mechanic, supplier, materialman or laborer and shall include without limitation any mechanic's notice of intention given to Landlord or Tenant, any stop order given to Landlord or Tenant, any notice of refusal to pay naming Landlord or Tenant and any injunctive or equitable action brought by any person entitled to any mechanic's lien.

15.  LANDLORD'S RIGHT OF ENTRY.

     (a) Tenant shall permit Landlord and the authorized representatives of Landlord and of any mortgagee or any prospective mortgagee to enter the Premises at all reasonable times for the purpose of (i) inspecting them or (ii) making any necessary repairs thereto or to the Property and performing any work therein. During the progress of any work on the Premises or the Property, Landlord will attempt not to inconvenience Tenant, but shall not be liable for inconvenience, annoyance, disturbance, loss of business or other damage to Tenant by reason of making any repair or by bringing or storing materials, supplies, tools and equipment in the Premises during the performance of any work, and the obligations of Tenant under this lease shall not be thereby affected in any manner whatsoever.

     (b) Landlord shall have the right at all reasonable times but only after 24 hours prior notice and accompanied by an employee designated by Tenant, except in the event of an emergency, to enter and to exhibit the Premises for the purpose of sale of mortgage, and, during the last nine (9) months of the terms of this lease, to enter and to exhibit the Premises to any prospective tenant.

16.  DAMAGE BY FIRE OR OTHER CASUALTY.

     (a) If the Premises or Building shall be damaged or destroyed by fire or other casualty, Tenant shall promptly notify Landlord, and Landlord, subject to the mortgagee's consent and to the conditions set forth in this Article 14, shall repair, rebuild or replace such damage and restore the Premises to substantially the same condition in which they were immediately prior to such damage or destruction; provided, however, that Landlord shall only be obligated to restore such damage which is covered by the fire and other extended coverage insurance policies.

     (b) The work shall be commenced promptly and completed with due diligence, taking into account the time required by Landlord to effect a settlement with, and procure insurance proceeds from, the insurer, and for delays beyond Landlord's reasonable control.

     (c) The net amount of any insurance proceeds (excluding proceeds received pursuant to a rental coverage endorsement) recovered by reason of the damage or destruction of the Building in excess of the cost of adjusting the insurance claim and collecting the insurance proceeds (such excess amount being hereinafter called the "net insurance proceeds") shall be applied towards the reasonable cost of restoration. If in Landlord's reasonable opinion the net insurance proceeds will not be adequate to complete such restoration, Landlord shall have the right to terminate this lease and all the unaccrued obligations of the parties hereto by sending a written notice of such termination to Tenant, the notice to specify a termination date no less than ten (10) days after its transmission; provided, however, that except during the last two (2) years of the term, Tenant may require Landlord to withdraw the notice of termination by agreeing to pay the cost of restoration in excess of the net insurance proceeds and by giving Landlord adequate security for such payment prior to the termination date specified in Landlord's notice of termination. If the net insurance proceeds are more than adequate, the amount by which the net insurance proceeds exceed the cost of restoration will be retained by Landlord or applied to repayment of any mortgage secured by the Premises.

     (d) Landlord's obligation or election to restore the Premises under this Article shall not include the repair, restoration or replacement of the fixtures, improvements, alterations, furniture or any other property owned, installed, made by, or in the possession of Tenant.

     (e) Landlord shall maintain insurance against loss or damage to the Building by fire and such other casualties as may be included within fire and extended coverage insurance or all-risk insurance, together with a rental coverage endorsement or other comparable form of coverage. Tenant will receive an abatement of its minimum annual rent to the extent of payments received by Landlord from the carrier providing the rental coverage endorsement.

17. NON-ABATEMENT OF RENT. Except as otherwise expressly provided as to damage by fire or by any other casualty in Paragraph 16 (c) and as to condemnation in Paragraphs 19 (a) and (b) there shall be no abatement or reduction of the minimum rent, additional rent or other rent payable hereunder for any cause whatsoever, and this lease shall not terminate, and Tenant shall not be entitled to surrender the Premises.

18. INDEMNIFICATION OF LANDLORD. Tenant will indemnify Landlord and save Landlord harmless from and against any and all claims, actions, damages, liability and expense (including without limitation fees of attorney, investigators and experts) in connection with loss of life, personal injury or damage to property caused to any person in or about the Premises or arising out of the occupancy or use by Tenant of the Premises or any part thereof or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, licensees or invitees; unless such loss, injury or damage was caused by the negligence of Landlord, its agents, contractors, employees, licensees or invitees. Without limiting the foregoing, Tenant will forever release and hold Landlord harmless from all claims arising out of damage to Tenant's property unless such damage occurs as a result of Landlord's negligent failure to maintain the Premises in accordance with this lease agreement or to make repairs after having received written notice of the need for such repair. In case any such claim, action or proceeding is brought against Landlord, upon notice from Landlord and at Tenant's sole cost and expense, Tenant shall resist or defend such claim action or proceeding or shall cause it to be resisted or defended by an insurer.

19.  CONDEMNATION.

     (a) TERMINATION. (i) If all of the Premises are covered by a condemnation; or (ii) if any part of the Premises is covered by a condemnation and the remainder thereof is insufficient for the reasonable operation therein of Tenant's business; or, (iii) subject to the provisions of Paragraph (b)(i) hereof, if any of the Property is covered by a condemnation and, in Landlord's sole opinion, it would be impractical or the condemnation proceeds are insufficient to restore the remainder of the Property; then, in any such event, this lease shall terminate and all obligations hereunder shall cease as of the date upon which possession is taken by the condemnor and the rent herein reserved shall be apportioned and paid in full by Tenant to Landlord to that date and all rent prepaid for periods beyond that date shall forthwith be repaid by Landlord to Tenant.

     (b)  PARTIAL CONDEMNATION.
          (i) If there is a partial condemnation and Landlord decides to terminate pursuant to Paragraph (a) hereof, except during the last two (2) years of the term, Tenant may require Landlord to withdraw its notice of termination by: (A) giving Landlord written notice thereof within ten (10) days from transmission of Landlord's notice to Tenant of Landlord's intention to terminate. (B) agreeing to pay the cost of restoration in excess of the condemnation proceeds reduced by those sums expended by Landlord in collecting the condemnation proceeds, and (C) giving Landlord adequate security for such payment within such ten (10) day period.

          (ii) If there is a partial condemnation and this lease has not been terminated pursuant to Paragraph (a) hereof, Landlord shall restore the Building and the improvements which are part of the Premises to a condition and size as nearly comparable as reasonably possible to the condition and size thereof immediately prior to the date upon which possession shall have been taken by the condemnor. If the condemnation proceeds are more than adequate to cover the cost of restoration and the Landlord's expenses in collecting the condemnation proceeds, any excess proceeds shall be retained by Landlord or applied to repayment of any mortgage secured by the Premises.

          (iii) If there is a partial condemnation and this lease has not been terminated by the date upon which the condemnation shall have obtained possession, the obligations of Landlord and Tenant under this lease shall be unaffected by such condemnation except that there shall be an equitable abasement for the balance of the term of the minimum annual rent according to the value of the Premises before and after the date upon which the condemnor shall have taken possession. In the event that the parties are unable to agree upon the amount of such abatement, either party may submit the issue to arbitration.

     (c) AWARD. In the event of a condemnation affecting Tenant, Tenant shall have the right to make a claim against the condemnor for removal expenses, business dislocation damages and moving expenses; provided and to the extent, however, that such claims or payments do not reduce the sums otherwise payable by the condemnor to Landlord. Except as aforesaid, Tenant hereby waives all claims against Landlord and against the condemnor, and Tenant hereby assigns to Landlord all claims against the condemnor including, without limitation, all claims for leasehold damages and diminution in value of Tenant's leasehold interest.

     (d) TEMPORARY TAKING. If the condemnor should take only the right to possession for a fixed period of time or for the duration of an emergency or other temporary condition, then, notwithstanding anything hereinabove provided, this lease shall continue in full force and effect without any abatement of rent, but the amounts payable by the condemnor with respect to any period of time prior to the expiration or sooner termination of this lease shall be paid by the condemnor to Landlord and the condemnor shall be considered a subtenant of Tenant. Landlord shall apply the amount received from the condemnor applicable to the rent due hereunder net of costs to Landlord for the collection thereof, or as much thereof as may be necessary for the purpose, toward the amount due from Tenant as rent for that period; and, Tenant shall pay to Landlord any deficiency between the amount thus paid by the condemnor and the amount of the rent, or Landlord shall pay to Tenant any excess of the amount of the award over the amount of the rent.

20. QUIET ENJOYMENT. Tenant, upon paying the minimum rent, additional rent and other charges herein provided for, and observing and keeping all comments, agreements and conditions of this lease on its part to be kept, shall quietly have and enjoy the Premises during the term of this lease without hindrance or molestation by anyone claiming by or through Landlord, subject, however, to the exceptions, reservations and conditions of this lease. The Landlord hereby reserves the right to prescribe, at its sole discretion, reasonable rules and regulations (herein called the "Rules and Regulations") having uniform applicability to all tenants of the Building and governing the use and enjoyment of the Premises and the remainder of the Property; provided that the Rules and Regulations shall not materially interfere with the Tenant's use and enjoyment of the Premises in accordance with the provisions of this lease or general office purposes. The Tenant shall adhere to the Rules and Regulations and shall cause its agents, employees, invitees, visitors and guests to do so. A copy of the Rules and Regulations in effect on the date hereof is attached hereto as Exhibit "E".

21.  ASSIGNMENT AND SUBLETTING.

     (a) RESTRICTED ASSIGNMENT. Tenant shall not assign, mortgage, pledge or encumber this lease, or sublet the whole or any part of the Premises, without the prior written consent of Landlord which consent shall not be unreasonably withheld. This prohibition against assigning or subletting shall be construed to include a prohibition against any assignment or subletting by operation of law, and/or a transfer by any person or persons controlling Tenant on the date of the lease of such control to a person or persons not controlling Tenant on the date of the lease. In the event of any assignment of this lease made with or without Landlord's consent,

Tenant nevertheless shall remain liable for the performance of all of the terms, conditions and covenants of this lease and shall require any assignee to execute and deliver to Landlord an assumption of liability agreement in form satisfactory to Landlord, including an assumption by the assignee of all the obligation of Tenant and assignee's ratification of and agreement to be bound by all the provisions of this lease. Landlord shall be entitled to, and Tenant shall promptly remit to Landlord, any profit which may inure to the benefit of Tenant as a result of any subletting of the Premises or assignment of this lease, whether or not consented to be Landlord.

     (b) PERCENTAGE AGREEMENTS. It is agreed that Tenant shall not enter into any assignment, sublease, license, concession or other agreement for use, occupancy or utilization of the whole or any part of the Premises with or without Landlord's consent, which provides for rental or other payment for such use, occupancy or utilization based, in whole or in part on the net income or profits derived by any person or entity from the space leased, used, occupied or utilized (other than an amount based on a fixed percentage or percentages of receipts or sales), and any such purported assignment, sublease, license, concession or other agreement shall be absolutely void and ineffective as a conveyance of any right or interest in the possession, use, occupancy or utilization of any part of the Premises.

22. SUBORDINATION. This lease and Tenant's rights hereunder shall be subject and subordinate at all times in lien and priority to any first mortgage or other primary encumbrances now or hereafter placed upon or affecting the Premises, and to any second mortgage or encumbrance with the consent of the first mortgagee, and to all renewals, modifications, consolidations and extensions thereof, without the necessity of any further instrument or act on the part of Tenant. Tenant shall execute and deliver upon demand any further instrument or instruments confirming the subordination of this lease to the lien of any such first mortgage or to the lien of any other mortgage if requested to do so by Landlord with the consent of the first mortgagee, and any further instrument or instruments of attornment that may be desired by any such mortgagee or Landlord. Notwithstanding the foregoing, any mortgagee may at any time subordinate its mortgage to this lease, without Tenant's consent, by giving notice in writing to Tenant, and thereupon this lease shall be deemed prior to such mortgage without regard to their respective dates of execution and delivery, and in that event such mortgagee shall have the same rights with respect to this lease as though this lease had been executed prior to the execution and delivery of the mortgage and had been assigned to such mortgagee.

23.  MEMORANDUM OF LEASE:  TENANT'S CERTIFICATE.

     (a) Tenant, at any time and from time to time and within 15 days after Landlord's written request, shall execute, acknowledge and deliver to Landlord a short form or memorandum of this lease for recording purposes.

     (b) Tenant, at any time and from time to time and within 15 days after Landlord's written request, so long as there are no material and substantial defects in the Premises which Landlord is obligated to remedy and which Landlord is not proceeding to remedy and so long as Landlord is not otherwise in default of this lease, shall execute, acknowledge and deliver to Landlord a written instrument in recordable form certifying that this lease is unmodified and in full force and effect (or, if there have been modifications, that it is in full force and effect as modified and stating the modifications); stating that the improvements required by Article 2 hereof have been completed; certifying that Tenant has accepted possession of the Premises; stating the date on which the term of the lease commenced and the dates to which minimum rent, additional rent and other charges have been paid in advance, if any; stating that to the best knowledge of the signer of such instrument Landlord is set in default of this lease; stating any other fact or certifying any other condition reasonably requested by Landlord or required by any mortgagee or prospective mortgagee or purchaser of the Premises or any interest herein; and stating that it is understood that such instrument may be relied upon by any mortgagee or prospective mortgagee or purchaser of the Premises or any interest therein or by any assignee of Landlord's interest in this lease or by any assignee of any mortgagee. The foregoing instrument shall be addressed to Landlord and to any mortgagee, prospective mortgagee, purchaser or other party specified by Landlord.

25.  SURRENDER.

     (a) Subject to the term of Paragraphs 13(b) and 16 (c) hereof at the expiration or earlier termination of the term hereof, Tenant shall promptly yield up, clean and neat, and in the same condition, order and repair in which they are required to be kept throughout the term hereof, the Premises and all improvements, alterations and additions thereto, and all fixtures and equipment servicing the Building, ordinary wear and tear excepted.

     (b) If Tenant, or any person claiming through Tenant, shall continue to occupy the Premises after the expiration or earlier termination of the term or any renewal thereof, such occupancy shall be deemed to be under a month-to-month tenancy under the same terms and conditions set forth in this lease; except, however, that the minimum annual rent during such continued occupancy shall be double the amount set forth in Paragraphs 5 (a) and (b) hereof. Anything to the contrary notwithstanding, any holding over by Tenant without Landlord's prior written consent shall constitute a default hereunder and shall be subject to all the remedies set forth in Article 26 hereof.

26.  DEFAULT-REMEDIES.

     (a)  DEFAULT:  It shall be an event of default:

          (i) If Tenant does not pay in full when due and without demand any and all installments of minimum rent or additional rent or any other charges or payments whether or not herein included as rent; or

          (ii) If Tenant violates or fails to perform or otherwise breaches any agreement, term, covenant or condition herein contained; or

          (iii) If Tenant abandons the Premises or removes or attempts to remove Tenant's goods or property therefrom other than in the ordinary course of business without having first paid to Landlord in full all minimum rent, additional rent and other charges that may have become due as well as all which will become due thereafter; or

          (iv) If Tenant becomes insolvent or bankrupt in any sense or makes an assignment for the benefit of creditors or offers a composition or settlement to creditors, or if a petition in bankruptcy or for reorganization or for an arrangement with creditors under any federal or state law is filed by or against Tenant, or a bill in equity or other proceeding for the appointment of a receiver, trustee, liquidator, custodian, conservator or similar official for any of Tenant's assets is commenced, or if any of the real or personal property of Tenant shall be levied upon by any sheriff, marshal or constable; provided, however, that any proceeding brought by anyone other than the parties to this lease under any bankruptcy, reorganization arrangement, insolvency, readjustment, receivership or similar law shall not constitute a default until such proceeding, decree, judgment or order has continued unstayed for more than sixty (60) consecutive days.

          (v) If any of the events enumerated in Paragraph (a) (iv) of this Article shall happen to any guarantor of this lease:

     (b) REMEDIES. Then, and in any such event, Landlord shall have the following rights:

          (i) To charge a late payment penalty of five (5%) percent of any amount owed to Landlord pursuant to this lease which is not paid within five (5) days of the date which is set forth in the lease if a date is specified, or, if a date is not specified, within thirty (30) days of receipt by Tenant of a bill therefor from Landlord. If Landlord incurs a penalty in connection with any payment which Tenant has failed to make within the times required in this lease, Tenant shall pay Landlord, in addition to such sums, the full amount of such penalty incurred by Landlord.

          (ii) To accelerate the whole or any part of the rent for the entire unexpired balance of the term of this lease, as well as all other charges, payments, costs and expenses herein agreed to be paid by Tenant, and any rent or other charges, payments, costs and expenses if so accelerated shall, in addition to any and all installments of rent already due and payable and in arrears, and any other charge or payment herein reserved, included or agreed to be treated or collected as rent and any other charge, expense or cost herein agreed to be paid by Tenant which may be due and payable and in arrears, be deemed due and payable as if, by the terms and provisions of this lease, such accelerated rent and other charges, payments, costs and expenses were on that date payable in advance.

          (iii) To enter the Premises and without further demand or notice proceed to distress and sale of the goods, chattels and personal property there found, to levy the rent and other charges herein payable as rent, and Tenant shall pay all costs and officers' commissions which are permitted by law, including watchmen's wages and sums chargeable to Landlord, and further including commission[s] to the constable or other person making the levy, and in such case all costs, officers' commissions and other charges shall immediately attach and become part of the claim of Landlord for rent, and any tender of rent without said costs, commissions and charges made after the issuance of a warrant of distress, shall not be sufficient to satisfy the claim of Landlord.

          (iv) To re-enter the Premises, together with all additions, alterations and improvements, and, at the option of Landlord, remove all persons and all or any property therefrom, either by summary dispossess proceedings or by any suitable action or proceeding at law or by force or otherwise, without being liable for prosecution or damages therefor, and repossess and enjoy the Premises. Upon recovering possession of the Premises by reason of or based upon or arising out of a default on the part of Tenant, Landlord may, at Landlord's option, either terminate this lease or make such alterations and repairs as may be necessary in order to relet the Premises and relet the Premises or any part or parts thereof, either in Landlord's name or otherwise, for a term or terms which may, at Landlord's option, be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and at such rent or rents and upon such other terms and conditions as in Landlord's sole discretion may seem advisable and to such person or persons as may in Landlord's discretion seem best; upon each such reletting all rents received by Landlord from such reletting shall be applied: first, to the payment of any costs and expenses of such reletting, including brokerage fees and attorney's fees and all costs of such alterations and repairs; second, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; third, to the payment of rent due and unpaid hereunder, and the residue, if any, shall be held by Landlord and applied in payment of future rent as it may become due and payable hereunder. If such rentals received from such reletting during any month shall be less than that to be paid during that month by Tenant, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of the Premises or the making of alterations or improvements thereto or the reletting thereof shall be construed as an election on the part of Landlord to terminate this lease unless written notice of such intention by given to Tenant. Tenant, for Tenant and Tenant's successors and assigns, hereby irrevocably constitutes and appoints Landlord Tenant's and their agent to collect the rents due and to become due under all subleases of the Premises or any parts thereof without in any way affecting Tenant's obligation to pay any unpaid balance of rent due or to become due hereunder. notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this lease for such previous breach. Landlord shall exercise goof faith efforts to relet the Premise and collect the rent under such reletting.

          (v) To terminate this lease and the term hereby created without any right on the part of Tenant to waive the forfeiture by payment of any sum due or by other performance of any condition, term or covenant broken. Whereupon Landlord shall be entitled to recover, in addition to any and all sums and damages for violation of Tenant's obligations hereunder in existence at the time of such termination, damages for Tenant's default in an amount equal to the amount of the rent reserved for the balance of the term of this lease, as well as all other charges, payments, costs and expenses herein agreed to be paid by Tenant, all discovered at the rate of six percent (6%) per annum to their then present worth, less the fair rental value of the Premises for the remainder of said term, also discounted at the rate of six percent (6%) per annum to its then present worth, all of which amount shall be immediately due and payable from Tenant to Landlord.

          (vi) Whenever not prohibited by the law of the state in which the Property is located, when this lease and the term or any extension or renewal thereof shall have been terminated on account of any default by Tenant, or when the term hereby created or any extension or renewal thereof shall have expired, it shall be lawful for any attorney of any court of record to appear as attorney for Tenant as well as for all persons claiming by, through or under Tenant, and to sign after 3 days written notice from Landlord an agreement for entering in any competent court an amicable action in ejectment and judgment against Tenant and all persons claiming by, through or under Tenant and therein confess judgment for the recovery by Landlord of possession of the Premises, for which this lease shall be his sufficient warrant; thereupon, if Landlord so desires, an appropriate writ of possession may issue forthwith, without any prior writ or proceeding whatsoever, and provided that if for any reason after such action shall have been commenced it shall be determined and possession of the Premises remain in or be restored to Tenant, Landlord shall have the right for the same default and upon any subsequent default or defaults, or upon the termination of this lease or Tenant's right of possession as hereinbefore set forth, to bring on or more further amicable action or actions as hereinbefore set forth to recover possession of the Premises and confess judgment for the recovery of possession of the Premises as hereinbefore provided.

          (vii) Whenever not provided by the law of the state in which the Property is located, if Tenant shall default in the payment of the rent herein reserved or in the payment of any other sums due hereunder by Tenant, Tenant hereby authorizes and empowers any prothonorary or attorney of any court of record to appear for Tenant in any and all actions which may be brought for said rent and said other sums; and to sign for Tenant after 3 days written notice from Landlord an agreement for entering in any competent court an amicable action or actions for the recovery of said rental and other sums; and in said suits or in said amicable action or actions to confess judgment against Tenant for all or any part of said rental and said other sums, including, but not limited to the amounts due from Tenant to Landlord under Paragraphs (b) (i),
(ii), (iii) or (iv) above; and for interest and costs, together with an attorney's commission for collection of five percent (5%). Such authority shall not be exhausted by one exercise thereof, but judgment may be confessed as aforesaid from time to time as often as any of said rental and other sums shall fall due or be in arrears, and such powers may be exercised as well after the expiration of the initial term of this lease and during any extended or renewal term of this lease and after the expiration of any extended or renewal term of this lease.

     (c) NON-WAIVER. No waiver by Landlord of any breach by Tenant of any of Tenant's obligations, agreements or covenants herein shall be a waiver of any subsequent breach or of any obligation, agreement or covenant, nor shall any forbearance by Landlord to seek a remedy for any breach by Tenant be a waiver by Landlord of any rights and remedies with respect to such or any subsequent breach.

     (d) GRACE PERIOD. Notwithstanding anything hereinabove stated, except in the case of emergency set forth in Article 24 and except in the event of any default enumerated in Paragraphs (a) (iii), (iv) and (v) of this Article, neither party hereto will exercise any right or remedy provided for in this lease or allowed by law because of any default of the other, except those remedies contained in Paragraph (6) (i) of this Article unless such party shall have first given ten (10) days written notice thereof to the defaulting party, and the defaulting party shall have failed to cure the default within such period; provided, however, that if the default consists of something other than the failure to pay money which cannot reasonably be cured within ten (10) days, neither party hereto will exercise any such right or remedy if the defaulting party begins to cure the default within the ten (10) days and continues actively and diligently in good faith to completely cure said default; and further provide that Landlord shall not be required to give such ten (10) days notice more than two (2) times during any twelve (12) month period.

     (e) RIGHTS AND REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy provided herein or by law, but each shall be cumulative and in addition to every other right or remedy given herein or now or hereafter existing at law or in equity or by statute.

27. CONDITION OF TITLE AND OF PREMISES. Tenant represents that the Property, the Lot and the Premises, the title thereto, the zoning thereof, the street or streets, sidewalks, parking areas, curbs and access ways adjoining them, any surface and sub-surface conditions thereof, and the present uses and non-uses thereof, have been examined by Tenant, and Tenant accepts them in the condition or state in which they now are, or any of them now, is, without relying on any representation, covenant or warranty, express or implied, in fact or in law, by Landlord and without recourse to Landlord, as to the title thereto, the encumbrances thereon, the appurtenances thereto, the nature, condition or usability thereof or the use or uses to which the Premises and the Property or any part thereof may be put, except as to work to be performed by Landlord pursuant to Article 2 hereof. Tenant's occupancy of the Premises shall constitute acceptance of the work performed by Landlord pursuant to Article 2 hereof.

28. INTERPRETATION.

     (a) CAPTIONS. The captions in this lease are for convenience only and are not a part of this lease and do not in any way define, limit, describe or amplify the terms and provisions of this lease or the scope or intent thereof.

     (b) ENTIRE AGREEMENT. This lease represents the entire agreement between the parties hereto and there are no collateral or oral agreements or understandings between Landlord and Tenant with respect to the Premises of the Property. No rights, easements or licenses are acquired in the Property or any land adjacent to the Property by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. This lease shall not be modified in any manner except by an instrument in writing executed by the parties. Tenant agrees to make such changes to this lease as are required by any mortgagee, provided such changes do not substantially affect Tenant's rights and obligation hereunder. The masculine (or neuter) pronoun, singular number, shall include the masculine, feminine and neuter genders and the singular and plural number.

     (c) EXHIBITS. Each writing or plan referred to herein as being attached hereto as an Exhibit or otherwise designated herein as an Exhibit hereto is hereby made a part hereof.

     (d) COVENANTS. The terms, covenants and obligations set forth herein all constitute conditions and not covenants of this lease.

     (e) ARBITRATION. Wherever arbitration is set forth herein as the appropriate resolution of a dispute, issues shall be submitted for arbitration to the American Arbitration Association in the city nearest to the Premises in which offices of the American Arbitration Association are located. Landlord and Tenant will comply with the rules then obtaining of the American Arbitration Association and the determination of award rendered by the arbitrator(s) shall be final, conclusive and binding upon the parties and not subject to appeal, and judgment thereon may be entered in any court of competent jurisdiction.

     (f) INTEREST. Whenever interest is required to be paid hereunder, such interest shall be at the highest rate permitted under law but not in excess of fifteen percent (15%).

29.  DEFINITIONS.

     (a) "Landlord". The word "Landlord" is used herein to include the Landlord named above as well as its heirs, successors and assigns, each of whom shall have the same rights, remedies, powers, authorities and privileges as he would have had he originally signed this lease as Landlord. Any such person, whether or not named herein, shall have no liability hereunder after he ceases to hold title to the Premises except for obligations which may have theretofore accrued. Neither Landlord nor any principal of Landlord nor any owner of the Building or the Lot, whether disclosed or undisclosed, shall have any personal liability with respect to any of the provisions of this lease or the Premises, and if Landlord is in breach or default with respect to Landlord's obligations under this lease or otherwise, Tenant shall look solely to the equity of Landlord in the Premises for the satisfaction of Tenant's remedies.

     (b) "TENANT". The word "Tenant" is used herein to include the Tenant named above as well as its successors and assigns, each of which shall be under the same obligations, liabilities and disabilities and each of which shall have the same rights, privileges and powers as it would have possessed had it originally signed this lease as Tenant. Each and every of the persons named above as Tenant shall be bound formally and severally by the terms, covenants and agreements contained herein. However, no such rights, privileges or powers shall inure to the benefit of any assignee of Tenant immediate or remote, unless the assignment to such assignee is permitted or has been approved in writing by Landlord. Any notice required or permitted by the terms of this lease may be given by or to any one of the persons named above as Tenant, and shall have the same force and effect s if given by or to all thereof.

     (c) "MORTGAGE" AND "MORTGAGEE". The word "mortgage" is used herein to include any lien or encumbrance on the Premises or the Property or on any part of or interest in or appurtenance to any of the foregoing, including without limitation any ground rent or ground lease if Landlord's interest is or becomes a leasehold estate. The word "mortgagee" is used herein to include the holder of any mortgage, including any ground lessor if Landlord's interest is or becomes a leasehold estate. Wherever any right is given to a mortgagee, that right may be exercised on behalf of such mortgagee by any representative or servicing agent of such mortgagee.

     (d) "PERSON". The word "person" is used herein to include a natural person, a partnership, a corporation, an association, and any other form of business association or entity.

     (e) "DATE OF THIS LEASE". The "date of this lease" shall be the date upon which this lease has been fully executed by both parties.

30. NOTICES. All notices, demands, requests, consents, certificates and waivers required or permitted hereunder from either party to the other shall be in writing and sent by United States certified mail, return receipt requested, postage prepaid. Notices to Tenant shall be addressed to 333 Technology Drive,
                                                         ---------------------
Malvern, PA 19355 or, after the Commencement Date, to the Premises. Notices to
-----------------
Landlord shall be addressed to 65 Valley Stream Parkway, Malvern, PA 19355 with
                               -------------------------------------------
a copy to any mortgagee or other party designated by Landlord. Either party may at any time, in the manner set forth for giving notices to the other, specify a different address to which notices to it shall be sent.

31. SECURITY DEPOSIT. At the time of signing this lease Tenant shall deposit with Landlord as cash security for the faithful the sum of Twenty Thousand and 00/100 ($20,000.00) to be retained by Landlord performance and observance by Tenant of Dollars the covenants, agreements and conditions of this lease. Notwithstanding anything to the contrary contained in any law or statute now existing or hereafter passed (i) Tenant shall not be entitled to any interest whatever on the cash security, (ii) Landlord shall not be obligated to hold the cash security in trust or in a separate account, and (iii) Landlord shall have the right to commingle the cash security with its other funds. Landlord may use, apply or retain the whole or any part of the cash security to the extent required for the payment of any minimum rent, any additional rent or any other sums payable hereunder as to which Tenant is in default or to the extend required for the reimbursement to Landlord of any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect to any of the covenants, agreements or conditions of this lease. If Tenant shall fully and faithfully comply with all of the covenants, agreements and conditions of this lease, the cash security shall be returned to Tenant after the date fixed as the expiration of the term of this lease and surrender of the Premises to Landlord. If the Premises are sold to a bona fide purchaser, Landlord shall have the right to transfer the aforesaid cash security to such purchaser, by which transfer Landlord shall be released from all liability for the return thereof, and Tenant shall look solely to the new landlord for the return thereof.

32. ADDITIONAL ARTICLES. The following Additional Articles 33 through 39 attached hereto are hereby made a part hereof.

IN WITNESS WHEREOF, and in consideration of the mutual entry into this lease and for other good and valuable consideration, and intending to be legally bound, each party hereto has caused this agreement to be duly executed under seal.


                               Landlord:
                               Liberty Property Limited Partnership
                               By:  Liberty Property Trust, Sole General Partner

Date signed:

         5/23/95                     /s/ James J. Mazzarelli
_____________________________    By: ________________________________
                                     James J. Mazzarelli, Senior Vice President


                                 Tenant:
                                 Premier Solutions, Ltd.

Date signed:

         5/2/95
_____________________________    By: _________________________________


                                 Attest: _______________________________
                                                (Corporate Seal)


                CORPORATE RESOLUTION AND AUTHORIZATION OF AGENCY

     It is hereby certified that a meeting of a quorum of the directors of the corporation which is the Tenant herein was held _____________________________ , 19___ and that it was resolved to enter into this lease and further that the officers of the corporation and ___________________________________ as agent of the corporation, have been authorized, empowered and directed in the corporate name and with the corporate seal to execute and deliver any or all documents and to pay all fees and charges necessary to carry the entry into and compliance with this lease.


                                           ___________________________________
                                                         Secretary

                ATTACHED TO AND PART OF THE AGREEMENT OF LEASE

                                   BETWEEN

                     LIBERTY PROPERTY LIMITED PARTNERSHIP

                                      AND

                            PREMIER SOLUTIONS, LTD.

ARTICLE 33.    MINIMUM ANNUAL RENT
               -------------------

     It is understood that Tenant shall pay Minimum Annual Rent in accordance with the provisions of Paragraph 5(a) of this lease pursuant to the following schedule:

                                                  MINIMUM         EQUAL
                                                  ANNUAL          MONTHLY
                                                  RENT            INSTALLMENT
                                                  ----            -----------
July 1, 1995 - August 31, 1995                    $168,750.00     $14,062.50
September 1, 1995 - August 31, 1996               $200,000.00     $16,666.67
September 1, 1996 - August 31, 1997               $300,000.00     $25,000.00
September 1, 1997 - August 31, 1998               $337,500.00     $28,125.00
September 1, 1998 - August 31, 1999               $337,500.00     $28,125.00
September 1, 1999 - August 31, 2000               $337,500.00     $28,125.00
September 1, 2000 -  March 31, 2001               $337,500.00     $28,125.00

ARTICLE 34.    CONDITION OF PREMISES
               ---------------------

     (a) Landlord has let the Premises in maid cleaned "as is" condition prior to commencement of Tenants' improvement work and without any representation, other than those specifically endorsed here on by Landlord, through its officers, employees, servants, and/or agents. It is understood and agreed that Landlord is under no duty to make repairs, alternations, or decorations at the inception of this lease except as set forth on Exhibit "C".

     (b) The Premises shall be completed by Tenant and its contractor, at Tenant's sole expense, in accordance with the plans attached hereto as Exhibit "B" (the "Plans") and the specifications attached hereto as Exhibit "C" (the "Specifications"). Landlord hereby consents to the improvements Tenant intends to make to the Premises in accordance with the Plans and Specifications. Tenant is required to make all improvements compliant with ADA Regulations. Prior to commencement of construction, Tenant shall deliver to Landlord a copy of a Waiver of Lien as filed in the Office of the Prothonotary for Chester County, Pennsylvania and duly executed by Tenant and all of Tenant's contractors. All construction shall be done in a good and workmanlike manner and shall comply at the time of completion with all applicable and lawful laws, ordinances, regulations and orders of the federal state, county or other governmental authorities having jurisdiction thereof.

     (c) Landlord shall contribute $125,000 towards tenants improvements, $70,000 to be paid on the Commencement Date and $55,000 to be paid 9 months thereafter.

                ATTACHED TO AND PART OF THE AGREEMENT OF LEASE

                                    BETWEEN

                     LIBERTY PROPERTY LIMITED PARTNERSHIP

                                      AND

                            PREMIER SOLUTIONS, LTD.


ARTICLE 35.         GOVERNMENTAL REGULATIONS (Article 11 continued)
                    -----------------------------------------------

     Landlord represents that to the best of Landlord's knowledge the Premises at the time of Tenant's occupancy shall comply with all applicable laws, including ADA, building codes and zoning ordinances, regulations and orders of the Federal, State, County or other government authorities having jurisdiction at the time of Tenant's occupancy.

ARTICLE 36.         BROKER
                    ------

     Tenant represents and warrants to Landlord that all of Tenant's dealings with regard to the Premises have been solely with The Nichols Realty Services Company and Liberty Property Limited Partnership, and that no other broker, agent or party has shown the Premises to Tenant or negotiated with Tenant in regard thereto.

ARTICLE 37.         INSURANCE (Paragraph 7)
                    -----------------------

     (a) Landlord shall maintain and keep in effect throughout the term of this lease insurance against loss or damage to the Building or the Property by fire and such other casualties as may be included within either fire and extended coverage insurance or all-risk insurance, boiler insurance, plate glass insurance, war risk insurance (when available) and such other insurance as Landlord may desire or as may reasonably be required from time to time by any mortgagee. Tenant shall pay to Landlord as additional rent (as included in Subparagraph 5(c)) its Proportionate Share of premiums to be paid by Landlord for insurance promptly upon being billed therefore.

ARTICLE 38.         REPAIRS AND MAINTENANCE (Paragraph 8)
                    -------------------------------------

     (a) Landlord shall maintain all HVAC systems appurtenant to the Premises using a service firm (s) acceptable to Landlord which shall provide services and maintenance in accordance with the manufacturer's recommendations and shall provide a copy of the contract to Landlord. Tenant shall pay its proportionate share of the cost of all maintenance of the HVAC systems appurtenant to the Premises to be performed by Landlord pursuant to this Paragraph (a) as additional rent, as included in Subparagraph 5(c), promptly upon being billed therefore.

ARTICLE 39.         EARLY TERMINATION

     Tenant may terminate this Lease Agreement on March 31, 2000 ("Termination Date") by giving landlord 12 months prior written notice and by paying 3 months of the then minimum annual rent and base operating costs plus the unamortized portion of tenant improvements (amortized at 10.5%) on or before the Termination Date.

                             ASSIGNMENT AGREEMENT
                             --------------------

     This Agreement is made the 26th day of August, 1997, by and between Safeguard Scientifics, Inc., a Pennsylvania corporation having offices at 435 Devon Park Drive, Wayne, Pennsylvania 19087 ("Tenant") and Analytical Graphics, Inc., having offices a 660 American Avenue, King of Prussia, Pennsylvania 19406 ("Assignee"). For purposes hereof, the "Effective Date" shall be the date determined pursuant to Section 4.1 hereof.

     WHEREAS Premier Solutions, Inc., Tenant's predecessor in interest, is the tenant referred to under a certain Agreement of Lease dated May 23, 1995 ("Lease) with Liberty Property Limited Partnership, a Pennsylvania limited partnership, as landlord, ("Landlord") whereby said predecessor leased all that certain known as 325 Technology Drive, Malvern, Pennsylvania ("Premises"), which Premises is more particularly described in the copy of said Lease which is attached hereto as Exhibit "A" and

     WHEREAS all right, title and interest as tenant under said Lease presently vests in herein Tenant by way of an assumption of said Lease from said predecessor including all of the rights and obligations of tenant thereunder and

     WHEREAS the Tenant and Assignee understand that the assignment is and shall be subject to landlord's consent which shall be in the form attached hereto.

     NOW THEREFORE, in consideration of One Dollar and for other good and valuable consideration and intending to be legally bound, the Tenant hereby assigns and the Assignee hereby assumes said Lease on the following terms and conditions:

     1.0  Assignment of Lease
          -------------------

          1.1 Effective as of the Effective Date Tenant hereby assigns to Assignee all of its rights, title and interest as tenant under the Lease and with respect to the Premises, and hereby delegates to Assignee all of its obligations under the Lease accruing from and after the Effective Date; and Assignee hereby accepts such assignment and delegation as of the Effective Date and assumes all of the obligations on the part of the tenant to be performed including all rental payments under the Lease accruing from and after the Effective Date.

     2.0  Satisfaction of Assignment
          --------------------------
          2.1 The requirements of Paragraph 21 of the Lease, "Assignment and Subletting", providing for the proposed assignee to execute an assumption of liability agreement shall be deemed satisfied by the execution by the parties of the Consent to Assignment attached hereto.

     3.0  Security Deposit
          ----------------

          3.1 At the time of execution of the Lease, Tenant paid to Landlord the amount of Twenty Thousand ($20,000) Dollars as a security deposit to secure the tenant's performance under the Lease. Upon execution hereof, Assignee shall deliver to Tenant its good check in the aforesaid amount in exchange for which Tenant hereby assigns to Assignee its rights in the existing security deposit held by Landlord.

     4.0  Acceptance of Premises by Assignee and Alterations
          --------------------------------------------------
          4.1 Assignee accepts the premises in its "as-is" condition, subject to the Lease and subject further to the Tenant's removing its personal property, if any, from the Premises and causing certain alterations and improvements to be made in the Premises, all as set forth in a separate letter agreement between Tenant and Assignee, a copy of which is attached hereto as Exhibit "B". The plans and specifications with respect to such alterations and improvements shall be subject to the Landlord's approval as provided in said Lease. Upon substantial completion of the alterations and improvements the Tenant shall notify Assignee thereof and the Effective Date shall be the fifth calender day next following the date of said notice. Substantial completion shall mean that the construction and other work for which Tenant is responsible under Exhibit B hereof shall have been completed to the extent that the Premises may be fully occupied by Assignee for general office use, subject only to completion of minor finishing work and adjustment of equipment (i.e. punchlist items which do not interfere with Assignee's use of Premises and which Tenant shall promptly correct) and Tenant has obtained a certificate of occupancy for the Premises.

          5.0  Tenant's Representation/Indemnities
               -----------------------------------
               5.1  Tenant hereby represents that:

                    (a) The copy of the Lease attached as Exhibit "A" hereto is a true, complete and correct copy of the Lease, and there has been no amendment, modification, or supplement of any kind or nature varying the stated terms and conditions thereof.

                    (b)  The Lease is presently in full force and effect.

                    (c) The initial term of the Lease commenced on September 1, 1995, and expires March 31, 2001.

                    (d) All rentals and other charges due and payable under the Lease by the Tenant thereunder have been paid through the date hereof. In the event Landlord shall be entitled to any Additional Rent under Paragraph 5 of the Lease for the Operating Year in which the Effective Date occurs, Assignee and Tenant agree that any such amounts shall be equitably apportioned between them after Assignee's receipt of Landlord's statement therefor. The additional rent, i.e. for operating and other costs, currently being paid by

                         Tenant pursuant to the Lease is, according to Tenant's records, $9,604.17 per month (no warranty intended) which sum shall be subject to further adjustment as in the Lease provided

                    (e) No notice has been received by Tenant of a default under the Lease and there are no defaults otherwise by Tenant under the Lease which have not been cured. The "unamortized portion" of tenant improvements mentioned in Lease paragraph 39 as of March 31, 2000 will be $28,061.69.

               5.2  Mutual Indemnifications- Assignee/Tenant

                    (a) Assignee hereby agrees to indemnify and hold Tenant harmless from and against any and all losses, damages, liabilities, actions, claims, costs, and expenses (including reasonable attorney's fees) arising out of or resulting from (i) Assignee's use and occupancy of the Premises, (ii) any act or omission by Assignee or any of its employees, agents, servants, or visitors, and (iii) any failure by Assignee to perform or observe any of the covenants and obligations to be performed and observed by tenant under the Lease after the Effective Date. Assignee's obligations under this paragraph shall survive the expiration or termination of this Assignment.

                    (b) Tenant hereby agrees to indemnify, defend and hold Assignee harmless from and against any and all losses, damages, liabilities, actions, claims, costs and expenses including reasonable attorney's fees) arising out of or resulting from (i) Tenant's use and occupancy of the Premises prior to the Effective Date and; (ii) any breach of any covenant or representation by Tenant hereunder. Tenant's obligations under this Paragraph shall survive the expiration or termination of this Agreement.

               The above indemnities shall be limited to "out of pocket" damages of the indemnified party and shall not include consequential damages such as business interruption or loss of business.

     6.0  Additional Lease Provisions
          ---------- ----------------

          6.1  Satellite Dish
               --------------
                    Assignee shall have the right to install, at its own cost, on the roof of the building of which the Premises is a part, two (2) satellite dishes which shall be approximately three
                    (3) feet and nine (9) feet in diameter, respectively, the location and installation of which shall be subject to the approval of Landlord and Tenant's Association and shall (a) be done in a good and workmanlike manner and in accordance with any pertinent laws or regulations governing same and (b) shall not cause interference with other electronic or similar equipment present in the building. Assignee shall be responsible for and indemnify and hold harmless Landlord and Tenant in accordance with paragraph 18 of said Lease against any and all claims for property damage and/or personal injury arising from the installation, removal or presence of the satellite dishes on the building and the installation and maintenance of the satellite dishes shall be covered under Assignee's insurance to be maintained under paragraph 7. Upon expiration or termination of the Lease, the satellite dishes shall be removed and any damage to the roof or the building caused thereby shall be promptly repaired by Assignee.

     6.2  Sign Installation
          -----------------
               Subject to Landlord's and Tenant's Association's consent, and the consent of any governmental authority, if necessary, Assignee may install, at its own cost and expense, a monument sign on the existing monument located on the premises identifying the Assignee.

     6.3  Notices
          -------
               Any notice required to be given hereunder shall be in writing and considered as properly given if hand-delivered (on the date of delivery) and within five (5) days of mailing if sent by certified or registered mail, return receipt requested, with proper postage, to the respective address of the other party(ies) as follows:

          If to Tenant:
          ------------
               Safeguard Scientifics, Inc.
               435 Devon Park Drive
               Wayne,PA 19087
               Attention: Michael Miles
               Fax:  (610) 293-0601

          If to Assignee:
          --------------
               Analytical Graphics,Inc.
               325 Technology Drive
               Malvern, PA 19355
               Attention:  William Broderick
               Fax:  (610) 337-3058

     or the actual date of transmission, if sent by telefax or telecopy. Any party may change its notice address by notice to the other parties.

     7.0  Security System and Utility Accounts
          ------------------------------------

          7.1 Tenant shall leave in place for Assignee's use any existing security system and, if system is "card access", Tenant will turn over the access cards to Assignee for reprogramming.

          7.2 Tenant and Assignee shall cooperate with each other in transferring all utility accounts to the name of the Assignee as of the Effective Date.

     8.0  Miscellaneous
          -------------

          8.1 This Agreement together with the exhibits hereto constitutes the entire agreement among the parties and supersedes any prior or collateral agreement or understanding among the parties, and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No amendment of this agreement shall be effective unless made in writing and signed by a duly authorized representative of each party.

          8.2 Assignee represents and warrants to Tenant and to Landlord that all of its dealings in connection with this assignment were conducted solely through the broker, Tactix Realty, whose commission shall be the obligation of Tenant pursuant to a separate letter agreement between Tenant or its authorized representative and said broker.

          8.3 All captions herein are for convenience only and are not deemed to have any substantial meaning.

          8.4 This Agreement shall be governed by laws of the Commonwealth of Pennsylvania.

          8.5 This Agreement may be executed in one or more counterparts, all of which, taken together, shall constitute one and the same agreement, and shall be binding upon the parties when each party shall have executed at least one counterpart hereof.

     IN WITNESS WHEREOF, each of the parties hereto have caused this agreement to be fully executed by an authorized representative as of the day and year first written above.
                                           Safeguard Scientifics, Inc.
                                           (Tenant)

                                                By: /s/ [SIGNATURE ILLEGIBLE]
                                                    ---------------------------

                                                Date: 08/26/97
                                                      -------------------------

                                           Analytical Graphics, Inc.
                                           (Assignee)

                                                By: /s/ Will. J. Broderick
                                                    ---------------------------

                                                Date: 08/26/97
                                                      -------------------------

                             CONSENT TO ASSIGNMENT
                             ---------------------

LIBERTY PROPERTY LIMITED PARTNERSHIP, a Pennsylvania limited partnership ("Landlord") as Landlord under that certain Lease dated May 23, 1995 by and between PREMIER SOLUTIONS LTD, ("Lease") and assigned by a Consent to Assignment dated April 15, 1997 to SAFEGUARD SCIENTIFICS, INC. a Pennsylvania corporation ("Tenant"), as Tenant, subject to and specifically conditioned upon the following terms and conditions, hereby grants its consent to the assignment by Tenant, as assignor, to ANALYTICAL GRAPHICS, INC. ("Assignee") of Tenant's rights and obligations as Tenant under the Lease ("the "Assignment") in consideration of Tenant's and Assignee's acknowledgment and acceptance of the following terms and conditions:

1. NO RELEASE. This Consent shall in no way release Tenant or any person or entity claiming by, through or under Tenant from any of its obligations under the Lease, as the same may be amended from time to time, without respect to any provision to the contrary in the Assignment.

2. TENANT'S CONTINUING LIABILITY. Tenant shall be liable to Landlord for any default under the Lease, whether such default is caused by Tenant or Assignee or anyone claiming by or through either Tenant or Assignee, but the foregoing shall not be deemed to restrict or diminish any right which Landlord may have against Assignee pursuant to the Lease, in law or in equity for violation of the Lease or otherwise.

3. ASSUMPTION OF LIABILITY. From and after the "Effective Date" as that term is defined in a certain Assignment Agreement between Tenant and Assignee, Assignee assumes all obligations of Tenant under the Lease (including, without limitation, all duties to cause and keep Landlord and others named or referred to in the Lease fully insured and indemnified in accordance with the terms of the Lease) and from and after the "Effective Date" as that term is defined in a certain Assignment Agreement between Tenant and Assignee, ratifies and agrees to be bound by all the provisions of the Lease. Further, Assignee confirms that it has reviewed the Lease with any legal counsel of Assignee's choosing and Assignee agrees that Landlord shall have the right of direct action against Assignee pursuant to the same remedies as are available against Tenant.

4. LIMITED CONSENT. This Consent shall be deemed limited solely to the Assignment, and Landlord reserves the right to consent or to withhold consent and all other rights under the Lease with respect to any other matters including, without limitation, any further or additional assignments, subleases or transfers of the Lease or any interest therein or thereto.

5. DEFAULT. In the event that the Assignee shall be in default under the Lease, Landlord shall forward to Tenant a copy of any default notice it may serve on Assignee. Tenant, so long as it promptly and continually cures such default, shall at its option, and with Landlord's written consent, retain all rights and remedies against Assignee (and Landlord shall assign same to Tenant) as are available to Landlord under the Lease, including the recovery of damages and/or possession of the Premises. The foregoing shall not be deemed to restrict or diminish any right which Landlord may have against Assignee pursuant to the Lease.

6. SECURITY DEPOSIT. Landlord hereby acknowledges that Tenant has assigned to Assignee all of Tenant's rights, if any; in any security deposit held by Landlord pursuant to Article 31 of the Lease. Tenant shall have no further rights to said security deposit. As of the date hereof Landlord acknowledges that it is holding Twenty thousand ($20,000.00) Dollars as a security deposit pursuant to Article 31 of the Lease.

7. LANDLORD'S ACKNOWLEDGES. Landlord acknowledges that (a) the copy of the Lease attached as Exhibit "A" hereto is a true, complete and correct copy of the Lease, and there has been no amendment, modification, or supplement of any kind or nature varying the stated terms and conditions thereof and
     (b) the Lease is presently in full force and effect and (c) the initial term of the Lease commenced on September 1, 1995, and expires March 31, 2001 and (d) all rentals and other charges due and payable under the Lease by the Tenant thereunder have been paid through the date hereof and (e) no notice has been issued by Landlord of a default under the Lease and there are no defaults otherwise by Tenant under the Lease which have not been cured. Pursuant to Article 39 of the Lease, the unamortized portion of tenant improvements as of March 31, 2000, will be $28,061.69. The termination fee also includes three (3) months base rent and operating expenses, both as of the time of termination.

8. PARTIES BOUND; PAYMENT OF EXPENSES. By executing this Consent, Tenant and Assignee acknowledge and agree (a) to be bound by all terms and conditions of Landlord's consent to the Assignment as set forth herein and (b) that Landlord shall not be bound by this Consent unless Landlord receives a fully executed original copy of this Consent, a certificate of Assignee's insurance in compliance with Section 7(c) of the Lease and timely payment for its expenses, which will be approximately One Thousand Five Hundred ($1,500.00) Dollars in connection with this Consent in accordance with
     Section 18 of the Lease. Landlord shall give Assignee a copy of a receipt for said expenses when they are paid in full.

9. DEFINED TERMS. All terms defined in the Lease shall have the meaning in this Consent unless otherwise expressly set forth herein.

IN WITNESS WHEREOF and intending to be legally bound and to bind their respective successors and assigns, Landlord, Tenant and Assignee have executed this Consent to Assignment as of the 28 day of August, 1997.

Witness/Attest:                         LANDLORD:
                                        LIBERTY PROPERTY LIMITED PARTNERSHIP

                                        By: Liberty Property Trust,
                                            Sole General Partner


/s/ [SIGNATURE ILLEGIBLE]               By: /s/ [SIGNATURE ILLEGIBLE]
---------------------------                 --------------------------------
                                            Name:
                                            Title: Sen Vice Pres


                                        TENANT:
                                        SAFEGUARD SCIENTIFICS, INC.


                                        By:/s/ [SIGNATURE ILLEGIBLE]
--------------------------                 --------------------------------
                                           Name: [SIGNATURE ILLEGIBLE]
                                           Title: [ILLEGIBLE]


                                        ASSIGNEE:
                                        ANALYTICAL GRAPHICS, INC.


                                        By:/s/ William J. Broderick
--------------------------                 --------------------------------
                                           Name:  William J. Broderick
                                           Title: CFO

                                       3